================================================================================

                           Wells S&P REIT Index Fund
                           -------------------------


                                 ANNUAL REPORT
                               December 31, 1998


     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
WELLS ASSET MANAGEMENT, INC.                     COUNTRYWIDE FUND SERVICES, INC.
  3885 Holcomb Bridge Road                              312 Walnut Street
   Atlanta, Georgia 30092                          Cincinnati, Ohio 45201-5354
                                                          1.800.282.1581

================================================================================

                            WELLS REAL ESTATE FUNDS

February 19, 1999

Dear Shareholder:

At Wells, we are pleased to present the 1998 annual results for the Wells S&P REIT Index Fund. The Fund is the first of its kind to meet the increasing demand for a real estate investment alternative offering broad diversification and liquidity, along with growth and income opportunities. The Fund primarily seeks investment results that correspond to the performance of the S&P REIT Index and normally invests at least 90% of assets in stocks included in the Index, in approximately the same proportion. It also seeks a correlation between the performance of the Fund and that of the Index of at least 0.95, not including expenses.

Throughout the year, the S&P REIT Index represented approximately 90% of the total U.S. REIT market capitalization, and 100% of REIT property types. These investments included 105 REITs, 103 of which are on the New York Stock Exchange, one on the American Stock Exchange, and one on the NASDAQ Stock Exchange. From its inception on March 2, 1998, until April 1, 1998, the Fund was primarily invested in cash. As a result, the Fund was unable to participate in the first REIT market rally of 1998. For the period from inception through December 31, 1998, the Fund's total return (excluding the impact of applicable sales loads) was -19.62%, which trailed the S&P REIT Index's total return of -17.65% by 1.97%. Of course, the S&P REIT Index does not reflect any expenses. As of year-end, the Fund's portfolio was fully invested with no more than 5% of its holdings in cash.

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WELLS S&P REIT INDEX FUND AND THE S&P REIT INDEX

                           WELLS S&P REIT INDEX FUND:
                           --------------------------

                                                       MONTHLY
                  DATE               RETURN            BALANCE
                03/02/98                                9,600
                03/31/98              0.30%             9,629
                04/30/98             -3.99%             9,245
                05/31/98             -0.93%             9,158
                06/30/98             -0.84%             9,082
                07/31/98             -7.46%             8,404
                08/31/98             -9.56%             7,600
                09/30/98              5.99%             8,055
                10/31/98             -3.05%             7,810
                11/30/98              1.00%             7,889
                12/31/98             -2.18%             7,717

                                 S&P REIT INDEX:
                                 ---------------
                                                       MONTHLY
                  DATE              RETURN             BALANCE
                03/02/98                               10,000
                03/31/98             1.96%             10,196
                04/30/98            -3.62%              9,827
                05/31/98            -0.79%              9,749
                06/30/98            -0.62%              9,689
                07/31/98            -7.50%              8,963
                08/31/98            -9.84%              8,081
                09/30/98             6.15%              8,577
                10/31/98            -2.90%              8,329
                11/30/98             0.96%              8,409
                12/31/98            -2.07%              8,235


                           -------------------------
                           Wells S&P REIT Index Fund
                                  Total Return
                           Since Inception* (22.83)%
                           -------------------------

* Commencement of operations was March 2, 1998. The total return shown includes the effect of the maximum 4% sales load and is not annualized.

           Past performance is not predictive of future performance.

Wells Real Estate Funds o P.O. Box 5354 o Cincinnati, Ohio 45202 o 800.282.1581

UNDERSTANDING WHY THE REIT MARKET WAS OFF IN 1998:
Understanding why the REIT market was off in 1998 is important to projecting 1999. We believe two main factors caused the correction of 1998: high valuation and decelerating earnings growth.

     HIGH VALUATION - at the beginning of 1998 REITs were trading at peak valuations based on historical measures.

     DECELERATING EARNINGS GROWTH - 1998 turned out to be a great year for cash-flow growth, about 13-14%. This clearly has to be seen as a peak earnings year. Growth is anticipated to slow in 1999 and 2000 to about 9.5% and 9%, respectively. Many people focused on the fact that growth was better than the broader market but failed to recognize the importance of the marginal direction, which was down.

Weakening fundamentals and too much equity issuance also contributed to the low returns in the REIT market in 1998 but, in our opinion, to a smaller degree of impact.

THE OUTLOOK FOR THE REIT MARKET IN 1999:
The outlook for the REIT market in 1999 looks very bullish. Research analysts believe low valuations have overshot the fundamentals and lower cash flow estimates should be met in 1999 and 2000. Also, vacancy rates are at or near all time lows and rent growth should continue. 1999 and 2000 should be characterized by moderating fundamentals, lower inflation, and lower interest rates. Total return expectations are projected to be in the positive double-digit range.

THE LONG-TERM OUTLOOK FOR THE REIT MARKET:
Substantial, long-term growth has been maintained and continues to be expected. The total REIT market (as tracked by the National Association of Real Estate Investment Trusts, "NAREIT") which the S&P REIT Index mimics has a 25-year performance history of an average total return of 12.01% compared to the S&P 500 Index total return of 11.25%. The S&P REIT Index dividend yield during the same period has averaged 9.56% while the S&P 500 averaged 3.90%. The 1998 S&P REIT Index total return was less than 1% off that of the NAREIT 1998 total return.

We are proud of the Wells S&P REIT Index Fund and we're looking forward to adding many more distinctive products to our product base in the next few years. We are also pleased to offer you more information about the Wells organization via our website at www.WellsREF.com. This site is regularly updated.
                   ----------------

Thank you for investing in the Wells S&P REIT Index Fund. Your questions and comments are always welcome. Please do not hesitate to call us at (800) 282-1581 with any of your needs.

Yours truly,

/s/ Leo F. Wells, III

Leo F. Wells, III
President

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
================================================================================
ASSETS
Investment securities:
     At acquisition cost                                           $ 13,434,959
                                                                   ============
     At market value (Note 1)                                      $ 11,977,023
Dividends receivable                                                     84,326
Receivable for capital shares sold                                       62,230
Receivable for securities sold                                           74,117
Organization expenses, net (Note 1)                                      31,558
Other assets                                                             29,632
                                                                   ------------
     TOTAL ASSETS                                                    12,258,886
                                                                   ------------
LIABILITIES
Dividends payable                                                        14,767
Payable for capital shares redeemed                                      80,638
Payable for securities purchased                                        139,527
Payable to affiliates (Note 3)                                           24,182
Other accrued expenses and liabilities                                   14,094
                                                                   ------------
     TOTAL LIABILITIES                                                  273,208
                                                                   ------------

NET ASSETS                                                         $ 11,985,678
                                                                   ============
Net assets consist of:
Paid-in capital                                                    $ 13,629,272
Accumulated net realized losses from security transactions             (185,658)
Net unrealized depreciation on investments                           (1,457,936)
                                                                   ------------
Net assets                                                         $ 11,985,678
                                                                   ============
Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                       1,546,689
                                                                   ============

Net asset value and redemption price per share (Note 1)            $       7.75
                                                                   ============

Maximum offering price per share (Note 1)                          $       8.07
                                                                   ============

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998 (A)
================================================================================
INVESTMENT INCOME
      Dividends                                                     $   335,133
                                                                    -----------
EXPENSES
      Custodian fees                                                     38,887
      Investment advisory fees (Note 3)                                  26,576
      Registration fees                                                  24,365
      Insurance expense                                                  19,644
      Accounting services fees (Note 3)                                  18,000
      Postage and supplies                                               11,311
      Transfer agent fees (Note 3)                                       10,800
      Administrative services fees (Note 3)                              10,042
      Amortization of organization expenses (Note 1)                      6,311
      Professional fees                                                   4,141
      Trustees' fees and expenses                                         2,250
      Pricing expenses                                                    2,108
      Reports to shareholders                                             1,075
                                                                    -----------
           TOTAL EXPENSES                                               175,510
      Fees waived and expenses reimbursed by the Adviser (Note 3)      (123,606)
                                                                    -----------
           NET EXPENSES                                                  51,904
                                                                    -----------

NET INVESTMENT INCOME                                                   283,229
                                                                    -----------
REALIZED AND UNREALIZED LOSSES
      ON INVESTMENTS
      Net realized losses from security transactions                   (185,658)
      Net change in unrealized appreciation/
         depreciation on investments                                 (1,457,936)
                                                                    -----------
NET REALIZED AND UNREALIZED
      LOSSES ON INVESTMENTS                                          (1,643,594)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM
      OPERATIONS                                                    $(1,360,365)
                                                                    ===========

(A) Represents the period from the commencement of operations (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1998 (A)
================================================================================
FROM OPERATIONS:
      Net investment income                                        $    283,229
      Net realized losses from security transactions                   (185,658)
      Net change in unrealized appreciation/depreciation
         on investments                                              (1,457,936)
                                                                   ------------
Net decrease in net assets from operations                           (1,360,365)
                                                                   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income                             (283,229)
      Return of capital                                                 (61,104)
                                                                   ------------
Decrease in net assets from distributions to shareholders              (344,333)
                                                                   ------------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                      13,598,352
      Net asset value of shares issued in
          reinvestment of distributions to shareholders                 318,441
      Payments for shares redeemed                                     (326,417)
                                                                   ------------
Net increase in net assets from capital share transactions           13,590,376
                                                                   ------------

TOTAL INCREASE IN NET ASSETS                                         11,885,678

NET ASSETS:
      Beginning of period (Note 1)                                      100,000
                                                                   ------------
      End of period                                                $ 11,985,678
                                                                   ============

CAPITAL SHARE ACTIVITY:
      Shares sold                                                     1,537,513
      Shares issued in reinvestment of
         distributions to shareholders                                   39,308
      Shares redeemed                                                   (40,132)
                                                                   ------------
      Net increase in shares outstanding                              1,536,689
      Shares outstanding, beginning of period (Note 1)                   10,000
                                                                   ------------
      Shares outstanding, end of period                               1,546,689
                                                                   ============

(A) Represents the period from the commencement of operations (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED DECEMBER 31, 1998 (A)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING
      THROUGHOUT THE PERIOD:

   Net asset value at beginning of period                          $    10.00
                                                                   ----------
   Income from investment operations:
      Net investment income                                              0.26
      Net realized and unrealized losses on investments                 (2.20)
                                                                   ----------
   Total from investment operations                                     (1.94)
                                                                   ----------

   Less distributions:
      Dividends from net investment income                              (0.26)
      Return of capital                                                 (0.05)
                                                                   ----------
   Total distributions                                                  (0.31)
                                                                   ----------

   Net asset value at end of period                                $     7.75
                                                                   ==========
RATIOS AND SUPPLEMENTAL DATA:

   Total return (B)                                                   (19.62)%
                                                                   ==========

   Net assets at end of period (000's)                             $   11,986
                                                                   ==========

   Ratio of net expenses to average net assets (C)                      0.99%(D)

   Ratio of net investment income to average net assets                 5.33%(D)

   Portfolio turnover rate                                                 9%(D)

--------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (March 2, 1998) through December 31, 1998.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.30% (D).

(D)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.7%                                      SHARES       VALUE
--------------------------------------------------------------------------------
APARTMENT/RESIDENTIAL - 20.2%
    Apartment Investment & Management Company - Class A     4,900    $  182,219
    Archstone Communities Trust                            14,500       293,625
    Associated Estates Realty Corp.                         2,200        25,988
    Avalon Bay Communities, Inc.                            6,474       221,734
    Berkshire Realty Company, Inc.                          3,800        36,100
    BRE Properties, Inc. -  Class A                         4,500       111,375
    Camden Property Trust                                   4,475       116,350
    Chateau Communities, Inc.                               2,800        82,075
    Colonial Properties Trust                               2,600        69,225
    Cornerstone Realty Income Trust, Inc.                   4,300        45,150
    Equity Residential Properties Trust                    11,755       475,342
    Essex Property Trust, Inc.                              1,700        50,575
    Gables Residential Trust                                2,700        62,606
    Irvine Apartment Communities, Inc.                      2,000        63,750
    Manufactured Home Communities, Inc.                     2,700        67,669
    Merry Land Properties, Inc.*                              175           634
    Mid-America Apartment Communities, Inc.                 1,900        43,106
    Pennsylvania Real Estate Investment Trust               1,300        25,269
    Post Properties, Inc.                                   3,800       146,063
    Smith (Charles E.) Residential Realty, Inc.             1,800        57,825
    Summit Properties, Inc.                                 2,500        43,125
    Sun Communities, Inc.                                   1,700        59,181
    United Dominion Realty Trust, Inc.                     10,500       108,281
    Walden Residential Properties, Inc.                     1,800        36,788
                                                                   ------------
                                                                      2,424,055
                                                                   ------------
DIVERSIFIED - 8.3%
    CCA Prison Realty Trust                                 2,200        45,100
    Duke Realty Investments, Inc.                           8,500       197,625
    Franchise Finance Corporation of America                5,000       120,000
    Glenborough Realty Trust, Inc.                          3,200        65,200
    Liberty Property Trust                                  6,600       162,525
    MGI Properties, Inc.                                    1,400        39,112
    National Golf Properties, Inc.                          1,200        34,725
    Pacific Gulf Properties, Inc.                           2,000        40,125
    Spieker Properties, Inc.                                6,300       218,138
    Washington Real Estate Investment Trust                 3,600        67,050
                                                                   ------------
                                                                        989,600
                                                                   ------------

HEALTH CARE - 8.3%
    American Health Properties, Inc.                        2,500        51,562
    Health Care Property Investors, Inc.                    3,100        95,325
    Health Care REIT, Inc.                                  2,800        72,450
    Healthcare Realty Trust, Inc.                           4,033        89,986
    HRPT Properties Trust                                  13,400       188,438
    LTC Properties, Inc.                                    2,700        44,888
    Meditrust Corp.                                        15,300       231,412

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.7%                                      SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 8.3% (CONTINUED)
    National Health Investors, Inc.                         2,400    $   59,250
    Nationwide Health Properties, Inc.                      4,700       101,344
    OMEGA Healthcare Investors, Inc.                        2,100        63,394
                                                                   ------------
                                                                        998,049
                                                                   ------------
HOTEL - 7.6%
    Equity Inns, Inc.                                       3,600        34,650
    FelCor Lodging Trust, Inc.                              6,900       159,131
    Hospitality Properties Trust                            4,300       103,738
    MeriStar Hospitality Corp.                              4,700        87,244
    Patriot American Hospitality, Inc.                     14,500        87,000
    RFS Hotel Investors, Inc.                               2,500        30,625
    Starwood Hotels & Resorts                              17,500       397,031
    Winston Hotels, Inc.                                    1,600        13,100
                                                                   ------------
                                                                        912,519
                                                                   ------------
INDUSTRIAL/OFFICE - 27.2%
    AMB Property Corp.                                      8,700       191,400
    Arden Realty, Inc.                                      6,300       146,081
    Bedford Property Investors, Inc.                        2,300        38,812
    Boston Properties, Inc.                                 6,400       195,200
    Brandywine Realty Trust                                 3,900        69,712
    CarrAmerica Realty Corp.                                6,800       163,200
    CenterPoint Properties Corp.                            2,000        67,625
    Cornerstone Properties, Inc.                           10,300       160,938
    Cousins Properties, Inc.                                3,200       103,200
    Crescent Real Estate Equities Company                  12,200       280,600
    EastGroup Properties, Inc.                              1,700        31,344
    Equity Office Properties Trust                         26,200       628,800
    First Industrial Realty Trust, Inc.                     3,800       101,888
    Highwoods Properties, Inc.                              6,000       154,500
    Kilroy Realty Corp.                                     2,800        64,400
    Koger Equity, Inc.                                      2,600        44,688
    Mack-Cali Realty Corp.                                  5,700       175,988
    Meridian Industrial Trust, Inc.                         3,200        75,200
    Prentiss Properties Trust                               3,900        87,019
    ProLogis Trust                                         12,500       259,375
    Reckson Associates Realty Corp.                         4,100        90,969
    TriNet Corporate Realty Trust, Inc.                     2,500        66,875
    Weeks Corp.                                             2,000        56,375
                                                                   ------------
                                                                      3,254,189
                                                                   ------------
MORTGAGE - 0.8%
    Dynex Capital, Inc.                                     4,500        20,812
    Indymac Mortgage Holdings, Inc.                         7,600        80,275
                                                                   ------------
                                                                        101,087
                                                                   ------------
RETAIL CENTERS - 20.6%
    Bradley Real Estate, Inc.                               2,400        49,200

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998
================================================================================
                                                                       MARKET
COMMON STOCKS - 97.7%                                      SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL CENTERS - 20.6% (CONTINUED)
    Burnham Pacific Properties, Inc.                        3,200    $   38,600
    CBL & Associates Properties, Inc.                       2,500        64,531
    Chelsea GCA Realty, Inc.                                1,500        53,438
    Commercial Net Lease Realty                             2,900        38,425
    Developers Diversified Realty Corp.                     6,000       106,500
    Federal Realty Investment Trust                         4,100        96,862
    General Growth Properties, Inc.                         3,600       136,350
    Glimcher Realty Trust                                   2,400        37,650
    IRT Property Company                                    3,300        33,000
    JDN Realty Corp.                                        3,300        71,156
    JP Realty, Inc.                                         1,800        35,325
    Kimco Realty Corp.                                      5,800       230,188
    Kranzco Realty Trust                                    1,000        14,938
    Macerich Company (The)                                  3,200        82,000
    Mills Corp.                                             2,500        49,688
    New Plan Excel Realty Trust                             8,960       198,800
    Prime Retail, Inc.                                      4,377        42,949
    Realty Income Corp.                                     2,700        67,162
    Simon Property Group, Inc.                             16,900       481,650
    Taubman Centers, Inc.                                   5,300        72,875
    Urban Shopping Centers, Inc.                            1,800        58,950
    Vornado Realty Trust                                    8,500       286,875
    Weingarten Realty Investors                             2,700       120,488
                                                                   ------------
                                                                      2,467,600
                                                                   ------------
SELF STORAGE - 4.7%
    Public Storage, Inc.                                   12,400       335,575
    Shurgard Storage Centers, Inc. - Class A                2,900        74,856
    Sovran Self Storage, Inc.                               1,200        30,150
    Storage Trust Realty                                    1,600        37,400
    Storage USA, Inc.                                       2,800        90,474
                                                                   ------------
                                                                        568,455
                                                                   ------------

TOTAL COMMON STOCKS (COST $13,173,490)                               11,715,554
                                                                   ------------

CASH EQUIVALENTS - 2.2%
    Star Treasury Fund (Cost $261,469)                                  261,469
                                                                   ------------

TOTAL INVESTMENTS SECURITIES - 99.9% (COST $13,434,959)              11,977,023

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%                              8,655
                                                                   ------------

NET ASSETS - 100.0%                                                $ 11,985,678
                                                                   ============

* Non-income producing security.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Leo F. Wells III, the President of the Fund's investment adviser, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index (the Index) by investing in the stocks included in the Index.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities traded on stock exchanges or quoted by NASDAQ are valued their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sales price or, if not available, at their last quoted bid price.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization expenses - Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1998, the Fund had capital loss carryforwards for federal income tax purposes of $61,580, which expire on December 31, 2006. In addition, the Fund elected to defer until its subsequent tax year $41,550 of capital losses incurred after October 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

As of December 31, 1998, net unrealized depreciation on investments was $1,540,464 for federal income tax purposes, of which $135,913 related to appreciated securities and $1,676,377 related to depreciated securities based on a federal income tax cost basis of $13,517,487. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

Reclassification of capital accounts -- On December 31, 1998, the Fund reclassified $61,104 of overdistributed net investment income against paid-in capital. This reclassification has no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the period ended December 31, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $13,914,593 and $482,415, respectively.

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser has overall supervisory responsibility for the general management and investment of the Fund's assets and portfolio securities pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


In order to reduce the operating expenses of the Fund, the Adviser voluntarily waived its investment advisory fees of $26,576 and reimbursed the Fund for $97,030 of other operating expenses during the period ended December 31, 1998.

SUB-ADVISORY AGREEMENT
Gateway Investment Advisers, L.P. (the Sub-Adviser) has been retained by the Adviser to provide portfolio management services for the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.15% of the Fund's average daily net assets up to $100 million; 0.10% of such net assets from $100 million to $200 million; and 0.07% of such net assets in excess of $200 million, subject to a $3,000 minimum monthly fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $35,084 from underwriting and broker commissions on the sale of Fund shares during the period ended December 31, 1998. The Underwriter is an affiliate of the Adviser.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter for certain costs related to the distribution of the Fund's shares, not to exceed 0.25% of average daily net assets. For the period ended December 31, 1998, the Fund incurred no such expenses under the Plan.

                              ARTHUR ANDERSEN LLP

                    Report of Independent Public Accountants
                    ----------------------------------------


To the Shareholders and Board of Trustees of the Wells S&P REIT Index Fund:

     We have audited the accompanying statement of assets and liabilities of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds, including the portfolio of investments, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


                                                   /s/ Arthur Andersen LLP

Cincinnati, Ohio,
January 13, 1999